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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (date of earliest event reported): May 15, 2002



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)



          CAYMAN  ISLANDS                333-75899           66-0587307

  (State or other jurisdiction of       (Commission       (I.R.S.  Employer
  incorporation  or  organization)      File  Number)     Identification No.)





                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: (713) 232-7500


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ITEM  9.    REGULATION  FD  DISCLOSURE.

     In accordance with Regulation FD, information is being furnished below in connection with presentations being made by officers of Transocean Inc. (the "Company"):

     The Company's current view of supply/demand balance for the Company's deepwater rigs is over supply in the Gulf of Mexico market segment with demand declining, balance in the North Sea and Brazil market sectors with demand flat, balance in the West Africa market segment with demand increasing and under supply in the Middle East and Southeast Asia market segments with demand increasing. The Company's current view of supply/demand balance for the Company's midwater rigs is over supply in the Gulf of Mexico market sector with demand increasing, over supply in the North Sea market segment with demand decreasing, over supply in West Africa with demand flat and balance in the Brazil and Southeast Asia market segment with demand flat. The Company's current view of supply/demand balance for the Company's jackup rigs is over supply in the Gulf of Mexico market segment with demand increasing, over supply in the North Sea market sector with demand flat, balance in the Brazil and Southeast Asia market segments with demand flat and under supply in the West Africa and Middle East market sectors with demand increasing.

     As of April 30, 2002, a $5,000 change in the dayrate assumption associated with uncommitted fleet days in 2002 equates to an estimated $0.45 change in earnings per share.

     The statements described in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements to the effect that the Company or management "anticipates," "believes," "budgets," "estimates," "expects," "forecasts," "intends," "plans," "predicts," or "projects" a particular result or course of events, or that such result or course of events "could," "might," "may" or "should" occur, and similar expressions, are also intended to identify forward-looking statements. Forward-looking statements described above include, but are not limited to, rig demand and changes to earnings per share resulting from a change in dayrate assumption. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, demand for offshore and inland water rigs, competition and market conditions in the contract drilling industry, the Company's ability to successfully integrate the operations of acquired businesses, possible delay or cancellation of drilling contracts, work stoppages, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the Company's Form 10-Q for the quarter ended March 31, 2001, Form 10-K for the year ended December 31, 2001 and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             TRANSOCEAN  INC.



Date:  May  15,  2002                By:     /s/  Eric  B.  Brown
                                             -----------------------------------
                                     Name:   Eric  Brown
                                     Title:  Senior  Vice  President,  General
                                             Counsel  and  Corporate  Secretary